                                                                    Exhibit 1.20

                                 AMENDMENT NO. 16 TO
                      AMENDED AND RESTATED DECLARATION OF TRUST
                          OF NICHOLAS-APPLEGATE MUTUAL FUNDS

         THIS AMENDMENT NO. 16 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF NICHOLAS-APPLEGATE MUTUAL FUNDS is made as of the 15th day of August, 1997 by the undersigned, constituting a majority of the Trustees of the Trust.

         WHEREAS, the Amended and Restated Declaration of Trust of the Trust adopted as of December 17, 1992, as heretofore amended, designated certain series of Interests of the Trust; and

         WHEREAS, the undersigned wish to designate as additional series of Interests of the Trust the Nicholas-Applegate Global Blue Chip Fund, Nicholas-Applegate Emerging Markets Bond Fund, Nicholas-Applegate Pacific Rim Fund, Nicholas-Applegate Greater China Fund, and Nicholas-Applegate Latin America Fund;

         NOW THEREFORE, the Board of Trustees hereby amends the first sentence of Section 8.8 of the Amended and Restated Declaration of Trust of the Trust to read in full as follows:

        "Without limiting the authority of the Trustees set forth in this Section 8.8 to establish and designate any further series, the Trustees hereby establish and designate sixty-eight series, as follows:

    Nicholas-Applegate Core Growth Portfolio A
    Nicholas-Applegate Core Growth Portfolio B
    Nicholas-Applegate Core Growth Portfolio C
    Nicholas-Applegate Core Growth Institutional Portfolio Nicholas-Applegate Core Growth Qualified Portfolio Nicholas-Applegate Government Income Portfolio A Nicholas-Applegate Government Income Portfolio B Nicholas-Applegate Government Income Portfolio C Nicholas-Applegate Government Income Institutional Portfolio Nicholas-Applegate Government Income Qualified Portfolio Nicholas-Applegate Income & Growth Portfolio A Nicholas-Applegate Income & Growth Portfolio B Nicholas-Applegate Income & Growth Portfolio C Nicholas-Applegate Income & Growth Institutional Portfolio Nicholas-Applegate Income & Growth Qualified Portfolio Nicholas-Applegate Balanced Growth Portfolio A Nicholas-Applegate Balanced Growth Portfolio B Nicholas-Applegate Balanced Growth Portfolio C Nicholas-Applegate Balanced Growth Institutional Portfolio Nicholas-Applegate Balanced Growth Qualified Portfolio Nicholas-Applegate Worldwide Growth Portfolio A Nicholas-Applegate Worldwide Growth Portfolio B Nicholas-Applegate Worldwide Growth Portfolio C

    Nicholas-Applegate Worldwide Growth Institutional Portfolio Nicholas-Applegate Worldwide Growth Qualified Portfolio
    Nicholas-Applegate Emerging Growth Portfolio A
    Nicholas-Applegate Emerging Growth Portfolio B
    Nicholas-Applegate Emerging Growth Portfolio C
    Nicholas-Applegate Emerging Growth Institutional Portfolio Nicholas-Applegate Emerging Growth Qualified Portfolio
    Nicholas-Applegate International Small Cap Growth Portfolio A Nicholas-Applegate International Small Cap Growth Portfolio B Nicholas-Applegate International Small Cap Growth Portfolio C Nicholas-Applegate International Small Cap Growth Institutional Portfolio Nicholas-Applegate International Small Cap Growth Qualified Portfolio Nicholas-Applegate Money Market Portfolio
    Nicholas-Applegate Money Market Institutional Portfolio
    Nicholas-Applegate Emerging Countries Portfolio A
    Nicholas-Applegate Emerging Countries Portfolio B
    Nicholas-Applegate Emerging Countries Portfolio C
    Nicholas-Applegate Emerging Countries Institutional Portfolio Nicholas-Applegate Emerging Countries Qualified Portfolio Nicholas-Applegate Global Growth & Income Portfolio A
    Nicholas-Applegate Global Growth & Income Portfolio B
    Nicholas-Applegate Global Growth & Income Portfolio C
    Nicholas-Applegate Global Growth & Income Institutional Portfolio Nicholas-Applegate Global Growth & Income Qualified Portfolio Nicholas-Applegate Short-Intermediate Institutional Fixed Income Portfolio Nicholas-Applegate Fully Discretionary Institutional Fixed Income Portfolio Nicholas-Applegate Mini-Cap Growth Institutional Portfolio Nicholas-Applegate Value Institutional Portfolio
    Nicholas-Applegate High Yield Bond Institutional Portfolio Nicholas-Applegate Strategic Income Institutional Portfolio Nicholas-Applegate Large Cap Growth Portfolio A
    Nicholas-Applegate Large Cap Growth Portfolio B
    Nicholas-Applegate Large Cap Growth Portfolio C
    Nicholas-Applegate Large Cap Growth Institutional Portfolio Nicholas-Applegate Large Cap Growth Qualified Portfolio
    Nicholas-Applegate International Core Growth Portfolio A
    Nicholas-Applegate International Core Growth Portfolio B
    Nicholas-Applegate International Core Growth Portfolio C
    Nicholas-Applegate International Core Growth Institutional Portfolio Nicholas-Applegate International Core Growth Qualified Portfolio Nicholas-Applegate Global Blue Chip Fund
    Nicholas-Applegate Emerging Markets Bond Fund
    Nicholas-Applegate Pacoific Rim Fund

    Nicholas-Applegate Greater China Fund
    Nicholas-Applegate Latin America Fund

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


/s/Arthur B. Laffer                /s/Fred C. Applegate
-----------------------------      -------------------------
Arthur B. Laffer                      Fred C. Applegate


/s/Charles E. Young
-----------------------------
Charles E. Young